EXHIBIT 10.2

                               SECURITY AGREEMENT


     This Security Agreement (the "Agreement") dated as of the 15th day of July, 1997, is made by and between Alliance Trophy Club, Inc. whose mailing address is 6 Michele Court, Trophy Club, Texas 76262 (the "Debtor"), and Lance White and Michele White whose mailing address is 6 Michelle Court, Trophy Club, Texas, 76262 (collectively the "Secured Party").

                             INTRODUCTORY PROVISIONS

     A. The Debtor has this day executed two promissory notes which notes evidences a loan from the Secured Party to the Debtor (the "Loan"). One promissory note (the "Demand Note") in the original principal amount of $50,000 payable to the order of the Secured Party and the second promissory note (the "Note") in the original principal amount of $287,690.75 payable to the order of the Secured Party.

     B. As a condition to the making of the Loan to the Debtor, the Secured Party requires that the Debtor pledge to Secured Party and grant a security interest to Secured Party in 1,000 shares of $.005 par value Common Stock of Castle Custom Homes, Inc., d/b/a White Castle Custom Homes, a Texas corporation, represented by Certificate No. ___ (the "Certificate") and owned by the Debtor, to secure the payment and performance of the Note.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged and confessed, the parties hereto agree as follows:


     16. The Debtor hereby pledges to and grants to the Secured Party a security interest in and to any and all present or future rights of the Debtor in and to all of the following rights, interests, and property (all of the following being herein sometimes called "Collateral"): (a) the Certificate, and any and all substitutes, replacements, accessions, attachments, increases, revisions, or additions thereto, including, but not limited to, stock dividend; and
          (b) any and all proceeds arising from or by virtue of the sale or other disposition of, or from the collection of, the Collateral described in (a) preceding.



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     17.  This Agreement is being executed and delivered to convey the security interest herein granted (the "Security Interest") and shall secure (a) full payment and performance by Debtor of the obligations of Debtor to Secured Party pursuant to that certain Stock Purchase and Sale Agreement (the "Loan Agreement") between Debtor and Secured Party of even date herewith, which provides for the making of the Loan, and (b) all indebtedness and liabilities of the Debtor to the Secured Party at any time arising under the terms of the Note, and any revisions, modifications or extensions of the Note, and (c) any other promissory note, instrument or other obligation from Debtor to Secured Party, whether presently existing or created after the date hereof (all of such debts, instruments or obligations referred to in (a), (b) and (c) of this paragraph are hereinafter collectively referred to as the "Obligation").


     18. The Certificate and the Security Interest shall only be released upon the payment and satisfaction of the Obligation, and Maker shall do all things necessary to release the Collateral upon such satisfaction.


     19. Debtor represents and warrants to Secured Party that: (a) the Security Interest is the first, prior and exclusive security interest in and to all of the Collateral; (b) no other person or entity is an owner of the Collateral; (c) no other presently effective security agreement covering the Collateral, or any part thereof, has been executed; (d) no dispute, right of set-off, counterclaim, or defense exists with respect to any part of the Collateral; and (e) Debtor has full right and power to execute and deliver this Security Agreement.


     20. The Collateral has been (and any other such instruments at any time constituting part of the Collateral will be) delivered to Secured Party, together with an Irrevocable Stock Power, to be held by Secured Party in accordance with the terms and provisions hereof. The delivery at any time by any Debtor to Secured Party of any additional Collateral to be covered by this Security Agreement shall constitute a representation and warranty by Debtor of the matters set forth in Paragraph 4 hereof, as of that time with respect to the additional Collateral.



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     21.  As used herein, the term "Default" means (a) the occurrence of an
          "Event of Default", as that term is defined in the Note; (b) any material warranty, representation or statement made or furnished to the Secured Party by or in behalf of the Debtor proving to be false or untrue or the breach of any other covenant of Debtor in this Security Agreement; (e) the sale, loss, theft, encumbrance or transfer of any of the Collateral in violation hereof, and (d) the execution and delivery of any other security agreement with regard to the Collateral, or the attachment of any lien or security interest on the Collateral.


     22. Upon the occurrence of a Default, in addition to any and all other rights and remedies which Secured Party may then have hereunder, under the Uniform Commercial Code of the State of Texas or of any other pertinent jurisdiction (the "Code"), or otherwise, Secured Party may, at its option: (a) enter upon the premises where any of the Collateral not in the possession of Secured Party or its agent is located and take possession thereof and remove the same, with or without judicial process; (b) reduce its claim to judgement or foreclosure or otherwise enforce the Security Interest, in whole or in part, by any available judicial procedure; (c) after notification, if any, provided for herein, sell or otherwise dispose of, at the office of Secured Party, on the premises of Debtor, or elsewhere, all or any part of the Collateral, and to cause the conveyance of the Collateral to the purchaser of the Collateral, including, if necessary, the completion of said Irrevocable Stock Power; (d) at its discretion, retain the Collateral in satisfaction of the Obligation whenever the circumstances are such that Secured Party is entitled to do so under the Code or otherwise; (e) vote or give any consent with respect to the Collateral; and (f) exercise any and all other rights, remedies, and privileges it may have under any of the documents executed in connection with the Loan.


     23. Any and all proceeds ever received by Secured Party from any sale or other disposition of the Collateral, or any part thereof, or the exercise of any other remedy pursuant hereto, shall be applied by Secured Party to reasonable attorneys' fees incurred by Secured Party for said sale or disposition and then to the Obligation and, if such proceeds are not sufficient to pay sum in full, Debtor shall remain liable to Secured Party for the deficiency.



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     24.  Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Debtor and to any other person entitled under the Code to notice. It is agreed that notice, sent or given not less than ten calendar days prior to the taking of the action to which the notice relates, is reasonable notification for the purposes of this paragraph.


     25. The Debtor hereby designates, constitutes and appoints the Secured Party and any designee or agent of the Secured Party as attorney-in-fact of the Debtor, irrevocably and with power of substitution. This power of attorney being coupled with an interest is irrevocable while the Obligation is unpaid with respect to the Certificate, Secured Party may, without notice to Debtor, notify and direct the issuer of the Collateral to thereafter make all payments with respect to same directly to Secured Party, regardless of whether Debtor was previously receiving same, and, with respect to such Certificate, Secured Party shall have authority without notice to Debtor, to receive and receipt for, any and all dividends and other distributions payable with respect thereto, regardless of the medium in which paid and whether it be ordinary or extraordinary. Each issuer making payment to Secured Party hereunder shall be fully protected in relying on the written statement of Secured Party that Secured Party then holds a security interest which entitles it to receive such payment; the signed receipt of Secured Party for such payment shall be full acquittance therefor to the one making such payment; and Debtor agrees, at the request of Secured Party to execute and deliver a letter to each such issuer acknowledging this right of Secured Party; provided, that the failure of Debtor to execute and deliver such letters, or any of them, shall not affect or limit Secured Party's rights as set forth herein.



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     26.  Because of the Securities Act of 1933, as amended, or other laws or regulations, there may be legal restrictions or limitations affecting the Secured Party in any attempts to dispose of certain portions of the Collateral in the enforcement of its rights and remedies hereunder. For these reasons the Secured Party is hereby authorized by Debtor, but not obligated, in the event of any Default hereunder giving rise to the Secured Party's rights to sell or otherwise dispose of the Collateral, to sell all or any part of the Collateral at private sale, subject to investment letter or in any other manner which will not require the Collateral, or any part thereof, to be registered in accordance with the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any other law or regulation, at the best price reasonably obtainable by the Secured Party at any such private sale or other disposition in the manner mentioned above. The Secured Party is also hereby authorized by Debtor, but not obligated, to take such actions, give such notices, obtain such consents, and do such other things as the Secured Party may deem required or appropriate in the event of a sale or disposition of any of the Collateral. Debtor clearly understands that the Secured Party may in its discretion approach a restricted number of potential. purchasers and that a sale under such circumstances may yield a lower price for the Collateral, or any part or parts thereof, than would otherwise be obtainable if the Collateral were registered and sold in the open market. Secured Party shall have the right to bid the price for the Collateral established by any stock purchase agreement for similar stock, and such bid shall be conclusive evidence that the Secured Party handled such matter in a commercially reasonable manner under the Code.


     27. Secured Party shall have the right at any time to execute and file this Security Agreement as a financing statement, but the failure of Secured Party to do so shall not impair the validity or enforceability of this Security Agreement.


     28. This Agreement shall be construed under the laws of Texas, and venue for any action arising hereunder shall be in Tarrant County, Texas.


     29. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement shall be valid, binding, and effective as if the illegal or unenforceable provisions had never been included in this Agreement.



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     30.  Any notices or other communications required or permitted by this
          Agreement shall be delivered personally or sent by registered or certified mail, postage prepaid, to Debtor and Secured Party, at the address first written hereinabove, or at any other address furnished in writing by either party to the other, and shall be deemed to have been given as of the date the notice is personally delivered or deposited in the United States mail.


     31. Agreement and the Security Interest shall be assignable by the Secured Party, and shall inure to the benefit of Secured Party's heirs, executors, or administrators, and shall be binding upon the Debtor and his or her heirs, executors, administrators, legal representatives, successors, and assigns.


     32. No failure or delay by Secured Party in exercising any right, power, or privilege given by any provision of this Agreement shall operate as a waiver of the provision. Additionally, no single or partial exercise of any right, power, or privilege shall preclude any other or further exercise of that or any other right, power, or privilege.


     33. Debtor covenants to sign such other instruments and agreements as Secured Party deems necessary or appropriate to perfect or carry out the agreements of Debtor in this Agreement.


                                             DEBTOR:

                                             Alliance Trophy Club, Inc.

                                             ------------------------------
                                             By: Richard Kepler
                                             Its: Chairman

                                             SECURED PARTY:

                                             ------------------------------
                                             Lance White


                                             ------------------------------
                                             Michele White